Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-3572 – PremierSolutions State of Connecticut
333-72042    HV-3573 – PremierSolutions Chicago Public Schools
333-72042    HV-3574 – PremierSolutions Standard
333-72042    HV-4899 – PremierSolutions New Jersey Institutions of Higher Education
333-72042    HV-5244 – PremierSolutions Standard (Series II)
333-72042    HV-5776 – PremierSolutions Cornerstone
333-72042    HV-5795 – PremierSolutions Standard (Series A)
333-72042    HV-6775 – PremierSolutions Cornerstone (Series II)
333-72042    HV-6779 – PremierSolutions Standard (Series A-II)
333-72042    HV-7969 – State of Iowa Retirement Investors Club 403(b)

Supplement dated August 5, 2025 to your Statement of Additional Information dated May 1, 2025

This Supplement amends information contained in the above-referenced Statements of Additional Information dated May 1, 2025.

Effective immediately, the fifth paragraph of the section titled “Talcott Resolution Life Insurance Company” is updated as follows (all other information in the “Talcott Resolution Life Insurance Company” section of the Statement of Additional Information remains unchanged):

Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation, and an indirect subsidiary of Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company.  We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

This Supplement must be accompanied by and read in conjunction with the current Statement of Additional Information. Please read this Supplement carefully and retain it for future reference.

2025-SAISUPP-7